                                                                    EXHIBIT 10.1

                              SETTLEMENT AGREEMENT


         This Settlement Agreement ("Agreement"), dated as of July 28, 2000, is by and between American Axle & Manufacturing, Inc. ("AAM") and General Motors Corporation ("GM").


                                    RECITALS


A. AAM and GM have entered into the following agreements: the Component Supply Agreement, dated as of February 28, 1994, as amended and as modified by the letter agreement dated February 20, 1996 (the "CSA"); the Restated and Amended Memorandum of Understanding, dated September 2, 1997 (the "MOU"); the *** Agreement, dated February 24, 2000 ("*** Agreement").

B. AAM has stated that certain amounts are due from GM to AAM and, in addition, AAM has alleged that GM has breached certain provisions of the CSA ("AAM Claims"); and GM has stated that certain amounts are due from AAM ("GM Claim"). A brief description of the AAM Claims and GM Claims is set forth on Exhibit 1 attached hereto.

C. AAM and GM desire to amicably resolve and completely settle the AAM Claims and GM Claim, without either of the parties admitting any liability to the other.


                                    AGREEMENT


         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1. Recitals. The foregoing recitals to this agreement are incorporated into, and they should constitute an integral part of, this Agreement.

2.       Agreement.

         A. On or before August 15, 2000, GM shall pay AAM $*** for the inbound transportation costs of productive material to AAM under Section 3.6 of the CSA for the period prior to March 31, 2000.

         B. As soon as reasonably practicable, but in no event later than September 30, 2000, GM and AAM shall increase the price of components sold by AAM under the CSA for material and freight rebate amounts as the parties have agreed. Such price increase will be effective for applicable components on or after April 1, 2000.

         C. Upon completion of the price increases described in Section 2.B. above to the mutual satisfaction of AAM and GM, Section
                  3.6 (b) of the CSA will be deleted in its entirety from the CSA.

         D. As soon as reasonably practicable, but in no event later than August 31, 2000, GM shall pay AAM's invoices against GM purchase orders as identified in Exhibit 2.

         E. On or before August 1, 2000, GM shall pay AAM $*** for the Saginaw tooling.

         F. All payments for products or services provided by AAM (or any of its subsidiaries or affiliates) to GM or General Motors de Mexico ("GMM") under the 8.6 inch 5 link rear axle program and the 11.5 inch rear axle program shall be in U.S. dollars ("USD"). Furthermore, within 10 days from GM's receipt of invoices, GM shall pay to AAM USD for all past due amounts for such products and services under the programs identified above. Current and future payments for such products and services under the programs identified above shall be made by GM to AAM in USD in a timely manner as such amounts become due per GM and AAM payment terms. Payment for components to be manufactured by AAM (or any of its subsidiaries or affiliates) in Mexico and sold to GMM for future programs shall be in the currency the parties shall agree upon.

         G. Notwithstanding Paragraph 2 of the *** Agreement, GM and AAM agree to modify the original schedule of *** from AAM to GM and agree to the payment schedule set forth on the attached
                  Exhibit 3. All other provisions of the *** Agreement remain in effect unchanged.

         H. GM and AAM shall establish a mutually agreeable procedure for the administration of directed buy components by August 15, 2000.

         I.       With respect to the sourcing of New Components under Section
                  1.2 of the CSA, actual competitive quotes shall be made available by GM to a mutually agreeable independent third party to verify and confirm to AAM that GM's 30 day letter to AAM, specifying the nature and extent to which AAM's original proposal is not competitive with respect to quality, service and price, is full, complete and accurate, including, without limitation, the items set forth in the attached Exhibit 4 and reflects a bonafide competitive quote that is not from GM or a GM affiliate and is based upon U.S. and Canadian production. Such independent third party shall also verify and confirm to AAM that any sourcing by GM under Section 1.2 to suppliers other than AAM is in accordance with Section 1.2 of the CSA.

         J. AAM and GM mutually agree that the following information is sufficient to satisfy GM's needs with respect to Piece Price Cost Breakdown and Tooling Cost Breakdown (on GM's standard forms) as set forth on the attached Exhibit 5 and Exhibit 6, respectively:

                  Information to be provided if available:

                  All General Header Information

                  Raw Material & Purchased Components

                  (1)      Item descriptions
                  (2)      Purchase or manufacture
                  (3)      Quantity
                  (4)      Cost/unit
                           Total

                  Labor & Burden

                  (6)      Operation description by major component
                  (9)      Labor cost
                  (12)     Machine type
                  (15)     Total
                  (16)     Total manufacturing cost
                  (17)     SG&A expense
                  (18)     Profit
                  (19)     Selling price

                  Tooling Breakdown

                  (1)      Operation Description by Major Component
                  (2)      Tooling type (Perishable/Durable/Gages/Other)
                  (3)      Tools per operation - number of sets
                  (4)      Tool Description (Name)
                  (5)      Tooling Location
                  (6)      Tool Cost
                  (7)      Lead Time (wks)
                  (11)     Annual Tool Capacity
                  (13)     Volume quoted
                  (14)     Plant Operation (Dept/Hrs/Shift/ Hrs/Day/Days/Wk)
                  (15)     Local Currency

                  The parties acknowledge that all information provided is deemed to be estimates at the time of quotation and subject to change prior to or after production.

         K. In resolution of issues relating to *** and the ***, the parties have agreed that within *** from the date hereof, GM shall designate substitute business that is mutually agreeable to GM and AAM and that is not covered by the CSA or by the MOU. Such substitute business will have an annual purchase value equal to or greater than $*** at the time of award. The parties agree that programs covered by Article 1 of the CSA and/or the MOU are not eligible as substitute business. Sourcing of such substitute business to AAM shall be for the life of the program or programs and be done in accordance with
                  Section 1.2, Sourcing of New Components, of the CSA and shall be included in Lifetime Program Contracts as set forth in Paragraph 1 of the MOU.

                  If for any reason sourcing of such substitute business to AAM does not result from the procedure set forth above, other mutually agreeable substitute business will be designated by GM without delay. This procedure shall be repeated until such time as substitute business as specified herein is sourced to AAM.

         L.       The parties acknowledge the cost reduction provisions of
                  Section 3.2 of the CSA and recommit themselves to this effort in this regard.

         M. The parties agree that quarterly business planning meetings will be held with appropriate executives between both parties to discuss matters such as cooperative cost reduction efforts, current and future sourcing, commercial and financial issues, future business opportunities and current performance in terms of quality, service, technology and price.

         N. Upon GM program release of the replacement for the GMT 820/830, GM shall utilize the process set forth in Section 1.2 of the CSA for the sourcing of replacement components manufactured by AAM for the GMT 820/830.

         O. As of the date of this Agreement and based on the provisions herein, the parties are not aware of any circumstances or other matters which would result in the failure to meet the conditions set forth in Paragraph 1.c. of the MOU ((i) transition of the purchasing function, and (ii) inclusion of all Existing Components (as defined in the CSA) to Lifetime Program Contracts) as it relates to the March 1, 2001 date. If either party becomes aware of any such circumstances or other matters, they will be brought promptly to the attention of the other party for prompt resolution.

3.       Release.

         A. AAM hereby fully and forever releases and discharges GM, and its officers, directors, employees, agents, successors and assigns, from all manner of action and causes of action, suits, damages, demands and rights whatsoever, in law or in equity, existing or accrued as of the date hereof, whether known or unknown, by reason of, or arising out of or in any way connected with the AAM Claims. AAM hereby covenants that AAM will refrain from commencing any action or suit, prosecuting any pending action or suit, or participating or assisting in any manner in the commencement or prosecution of any action or suit, in law or in equity, against GM on account of any action or cause of action released hereby of the AAM Claims.

         B. GM hereby fully and forever releases and discharges AAM, and its officers, directors, employees, agents, successors and assigns, from all manner of action and causes of action, suits, damages, demands and rights whatsoever, in law or in equity, existing or accrued as of the date hereof, whether known or unknown, by reason of, or arising out of or in any way connected with the GM Claim. GM hereby covenants that GM will refrain from commencing any action or suit, prosecuting any pending action or suit, or participating or assisting in any manner in the commencement or prosecution of any action or suit, in law or in equity, against AAM on account of any action or cause of action released hereby of the GM Claim.

         C. AAM and GM each hereby acknowledges that all matters contained or referred to herein have been thoroughly read by it, and are familiar to and have been fully and satisfactorily explained to it, that all of the terms and conditions contained herein are clearly understood by it and have been fully and unconditionally consented to by it, that AAM and GM each has had the benefit and advice of counsel of its own selection, that this Release is being entered into freely, voluntarily, with knowledge and without duress, that in executing this Release, it is relying upon no other representations, either written or oral, express or implied, made to it by any person.

4. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties hereto with respect to the subject matter hereof; it supersedes all prior negotiations and agreements, if any, regarding the subject matter hereof; and it may not be amended or modified in any respect except by written instrument which specifically refers to this Agreement and is executed by both of the parties hereto affected thereby. No representations, warranties, promises or inducements, oral or written, not specifically set forth in this Agreement in respect of the subject matter of this Release shall be binding on any of the parties hereto.

5. Binding Effect. This Agreement shall be binding upon and enforceable against the parties hereto and their respective successors and assigns.

6. Section Headings. Headings of sections in this Agreement are only for the convenience of the parties hereto and, accordingly, they shall not be deemed to constitute a part of this Agreement when construing or enforcing this Agreement.

7. Governing Law. This Agreement is being entered into in the State of Michigan and shall be governed and construed under and in accordance with the laws of the State of Michigan.

         IN WITNESS WHEREOF, the parties hereto duly have executed and have caused this Agreement to be executed and delivered as of the day and year first above written.



AMERICAN AXLE & MANUFACTURING, INC.      GENERAL MOTORS
                                         CORPORATION


By:/s/ B.G. Mathis          7/28/00      By:/s/ Barbara Whittaker        7/28/00
   --------------------------------         ------------------------------------

                                                                       EXHIBIT 1


                            CLAIMS SUBJECT TO RELEASE


AAM CLAIMS

***

*** of the following programs:

-       ***

-       ***



PAYMENT CLAIMS

-       In-bound transportation costs of productive material with respect to
        Section 3.6 in CSA.

-       Saginaw Tooling



GM CLAIM

PAYMENT CLAIM

-       ***

                                                                       EXHIBIT 2


------------------------------------------------------------------------------------------------------------------------------------
           AMERICAN AXLE & MANUFACTURING
         SUMMARY OF OPEN AAM / GM ISSUES
----------------------------------------------------------- -------------- ------------------------- --------------- ---------------
                                                                                                                         UNPAID
        DESCRIPTION OF ITEM                                 PO #                DATE SUBMITTED          DUE DATE        PRINCIPAL
----------------------------------------------------------- -------------- ------------------------- --------------- ---------------
    AGREED TO BUT NO PAYMENT DATE SET
 5a Simpson Damper Issue                                                       2/17/00 (letter)                              ***
 17 Q1-2000 Material Rebate                                 L6T000WW          5/10/00 (invoice)          6/9/00              ***
 26 Unpaid MCR Premiums -- Axles -- Through 4/00                               5/10/00 (letter)         6/10/00              ***
 30 STC Obsolete Material                                                          5/23/00              6/23/00              ***
    Tooling                                                                        Various              Various              ***
    May Operating Premiums                                                                                                   ***
----------------------------------------------------------- -------------- ------------------------- --------------- --------------
TOTAL AGREED TO BUT NO PAYMENT DATE SET                                                                                      ***
----------------------------------------------------------- -------------- ------------------------- --------------- --------------

                                                                       EXHIBIT 3

*** AGREEMENT


SCHEDULE OF AAM PAYMENTS

          Jan   Feb   Mar    Apr    May    Jun   Jul    Aug     Sep    Oct    Nov    Dec    Total
          ---   ---   ---    ---    ---    ---   ---    ---     ---    ---    ---    ---    -----
2000                                                                   ***    ***    ***    ***
2001                                                    ***     ***    ***    ***    ***    ***
2002      ***   ***   ***    ***    ***    ***   ***    ***     ***    ***    ***    ***    ***
2003      ***   ***   ***    ***    ***    ***   ***    ***     ***    ***    ***    ***    ***
2004      ***   ***   ***    ***    ***    ***   ***    ***     ***    ***    ***    ***    ***
2005      ***   ***   ***    ***    ***    ***   ***                                        ***
--------  ----- ----- -----  -----  -----  ----- -----  -----   -----  -----  -----  -----  -----
Totals                                                                                      ***
=================================================================================================

                                                                       EXHIBIT 4


                  COMPETITIVE QUOTATION ANALYSIS BY THIRD PARTY


PROCESS: Copies of original supplier quotations and supporting documentation should be reviewed by third party representatives to assure that as a minimum, the following quote content is understood and verified.

Competitive production piece price

FOB Point (Assure site is not a warehousing location) (U.S. or Canada)

Manufacturing location (U.S. or Canada)

Quality and IPTV Commitments

SPO pricing methodology

Production lead time

Special processing requirements

Minority supplier commitments

Exceptions to design requirements

Prototype Tooling Costs

Prototype lead times

Brake administration fees (Where applicable)

Competitive Production Tooling costs

Prototype piece cost

Productivity commitments, including to what specific product content it applies

Metal Market Adjustment Calculation

Differential requirements (Type, Manufacturer, Penetration, etc.)

Verify specific product to which quotation applies

Quoted volumes by component

Economics (Material, Labor, Overhead)

Verification of Directed-Buy Components

                                                                       EXHIBIT 5
[GM LOGO]
                          GENERAL MOTORS CORPORATION
                           SUPPLIER COST ENGINEERING
                         PIECE COST BREAKDOWN WORKSHEET

                              Date:     06/19/2000          Drawing Level:
                              Part #:                       Volume Quoted:
                              Part Name: ABS Unit           Tooling Capacity:
Original Quotation            Supplier Name:                @ hrs/day:
                              Plant Location:               @ days/week:
                              Duns #:                       Local Currency:
Award                         Prepared By:

------------------------------------------------------------------------------------------------------------------------------------
Raw Material & Purchased Components:                                              Note: You may submit this data in your own format
                                                                                  As long as the same level of detail is provided.

     (1)                      (2)                            (3)        (4)             (5)

                         Purchased (P)                      Mass                                                              Duns
Item Description       Manufacture   (M)     Quantity       (KG)      Material       Cost/unit      Total        Supplier     Number
================       =================     ========      =======    ========       =========      =====        ========     ======

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------

----------------       -----------------     --------      -------    --------       ---------      -----        --------     ------
          Totals                                            0.0000                      0.0000
================                                           =======                   =========




 Labor & Burden                           Labor Detail                                           Machine Data
      (6)                   (7)              (8)              (9)            (10)           (11)           (12)              (13)
       Operation         Hrly. Labor                      Labor Cost        No. of                                         Variable
op.# Description           Rate ($)     Standard Hours     (7) x (8)         Oper.       Mach. Size     Mach. Type           Cost
================         ==========     ==============    ==========        ======       ==========     ==========         ========

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------

----------------         ----------     --------------    ----------        ------       ----------     ----------         --------


          Total Labor Cost:
                                                          ==========






  Burden Detail
      (14)                  (15)
     Fixed
      Cost                  Total
================         ===========

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

----------------         -----------

Total Burden Cost:            0.000
                         ===========



Remarks:                                                    (16) Total Manufacturing Cost (Material + Labor + Burden):        0.0000
                                                                                                                        ------------
                                                            (17) Selling, General & Administrative Expenses:
                                                                                                                        ------------
                                                            (18) Profit:
                                                                                                                        ------------
                                                            (19) Selling Price - U.S. Funds:                                  0.0000
                                                                                                                        ============

GM 1804

                                                                       EXHIBIT 6


SUPPLIER COST                GENERAL MOTORS CORPORATION


GM                                SUPPLIER COST


ENGINEERING           PRODUCTIVE TOOLING COST BREAKDOWN WORKSHEET
                               ADVANCE PURCHASING


PART NUMBER:               PART DESCRIPTION:            SUPPLIER:
            ---------------                 ------------         ---------------


MFG.  DUNS#--            DWG. LEVEL--                RFQ#--                          PREPARED BY:--
===   =======  ========  ============  ============  ======  =========== =========== ===============  ============= =============

(1)     (2)      (3)         (4)           (5)        (6)        (7)         (8)      (9)      (10)       (11)          (12)
      TYPE(B)                                                                                                       PCS.PER
OP    &PCS     TOOLS     TOOL          TOOLING       TOOL    LEAD         POTENTIAL  CYCLES  PCS.PER  ANNUAL        TOOL
NUM   PER      PER       DESCRIPTION   LOCATION      COST    TIME          SOURCE    PER     PROD.    TOOL          LIFE
(A)   CYCLE    OP        (NAME)                              (WKS)                   HOUR    RUN      CAPACITY      CYCLE
===   =======  ========  ============  ============  ======  =========== =========== ======  =======  ============= =============

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------

---   -------  --------  ------------  ------------  ------  ----------- ----------- ------  -------  ------------- -------------
                              TOTALS:                ------



(A) OPERATION NUMBERS MUST MATCH THOSE SHOWN ON THE PRODUCTIVE
                      COST BREAKDOWN WORKSHEET.

(B) USE ONE OF THE FOLLOWING DESIGNATIONS FOR TOOLING TYPE:

     F=FIXTURE      M=TOOLING FOR MACHINE AND EQUIPMENT
     G=GAGES        P=SPECIFIC PART HANDLING EQUIPMENT
                    0=OTHER (EXPLAIN ALL "OTHER" TYPES)

(13) VOLUME QUOTED:
                   --------------------

(14) PLANT OPERATING PATTERN:    DEPARTMENT   HRS/SHIFT   SHIFT/DAY   DAYS/WK
                                 ==========   =========   =========   =======

                                 ----------   ---------   ---------   -------

                                 ----------   ---------   ---------   -------

                                 ----------   ---------   ---------   -------

                                 ----------   ---------   ---------   -------

                                 (15) LOCAL CURRENCY:
                                                     ------------

NOTE:  INSTRUCTIONS FOR COMPLETION ON REVERSE SIDE

(17) COMMENTS:

* Portions of this Exhibit 10.01 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".